SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported) December 17, 1999

                             Universal Bank, N.A.
               (Originator of the Universal Card Master Trust)
                         Universal Card Master Trust
                     (Issuer of the Asset Backed Certificates)
            (Exact name of registrant as specified in its charter)

United States of America        33-93806            58-1885168
(State or Other           (Commission File            (IRS Employer
Jurisdiction of            Number)               Identification
Incorporation)                                               Number)


   200 Brookstone Centre, Suite 110
          Columbus, GA  31904                           31904
(Address of Principal Executive Office)               (Zip Code)


Registrant s telephone number, including area code (706) 562-2200


                               N/A
        (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.        Not Applicable

Item 5.           The Certificateholder Statements for the month ending
                  Nov. 30, 1999 for the Universal Card Master Trust Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-3, and
                  Series 1997-1 Certificates were distributed on December 17, 1999.

Item 6.           Not Applicable.

Item 7.           Exhibits.

      The following are filed as Exhibits to this Report under Exhibits 20.1, 20.2, 20.3, 20.4, and 20.5.

      Exhibit 20.1 Monthly Servicing Report dated December 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-2.

      Exhibit 20.2 Monthly Servicing Report dated December 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1995-3.

      Exhibit 20.3 Monthly Servicing Report dated December 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-1.

      Exhibit 20.4 Monthly Servicing Report dated December 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1996-3.

      Exhibit 20.5 Monthly Servicing Report dated December 17, 1999 with respect to the
                                    Universal Card Master Trust
                                    Series 1997-1.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          UNIVERSAL BANK, N.A.



                                          By:     /s/Meridith Jarrell Name:
                                          Meridith Jarrell   Title:
                                          President & Chief Operating Officer

                                 EXHIBIT INDEX


Exhibit                       Description                         Page

20.1                          Monthly Servicing Report dated
                              December 17, 1999 with respect to the
                              Universal Card Master Trust Series 1995-2.

20.2                          Monthly Servicing Report dated
                              December 17, 1999 with respect to the
                              Universal Card Master Trust Series 1995-3.

20.3                          Monthly Servicing Report dated
                              December 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-1.

20.4                          Monthly Servicing Report dated
                              December 17, 1999 with respect to the
                              Universal Card Master Trust Series 1996-3.

20.5                          Monthly Servicing Report dated
                              December 17, 1999 with respect to the
                              Universal Card Master Trust Series 1997-1.

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-2

     Monthly Report                             30-Nov-99
     Distribution Date                          17-Dec-99

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        675,000,000.00      35,625,000.00
     Amount
     Adjusted Invested /Transferor         675,000,000.00      35,625,000.00
     Amount
     Floating Allocation Percentage           90.0000000%         4.7500000%
     Principal Allocation Percentage          90.0000000%         4.7500000%
     Finance Charge Collections              9,849,651.82         519,842.73
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 104,858,088.69       5,534,176.90
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,679,278.29         141,406.35
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                222,083.53          11,721.07
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance
     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    675,000,000.00      35,625,000.00
     ------------------------------------------------------------------------
     Group II Information                 Series 1995-2         Series
     Invested Amount                       750,000,000.00               0.00
     Average Rate                                5.94971%            0.0000%
     Investor Finance Charge                11,190,817.05               0.00
     Collections
     Investor Principal Collections        116,508,987.43               0.00
     Investor Default Amount Due             2,976,975.87               0.00
     Investor Monthly Interest Due           3,718,568.36               0.00
     Investor Monthly Fees Due               1,168,750.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.95000%           6.10000%
     Investor Monthly Interest Due           3,346,875.00         181,093.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,346,875.00         181,093.75
     Investor  Default Amount Due            2,679,278.29         141,406.35
     Investor Monthly Fees Due               1,051,875.00          55,515.63
     Investor Additional Fees Due                   0.00               0.00
     Total                                   7,078,028.29         378,015.73
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        10,072,287.73         531,563.81
     Monthly Interest Paid                   3,346,875.00         181,093.75
     Investor Default Amount Paid            2,679,278.29               0.00
     Excess Spread                           4,046,134.44         350,470.06
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         141,406.35
     Required Amount                                 0.00         141,406.35
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         141,406.35
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        675,000,000.00      35,625,000.00
     Interest Distribution                   3,346,875.00         181,093.75
     Principal Distribution                          0.00               0.00
     Total Distribution                      3,346,875.00         181,093.75
     Ending Certificate Balance            675,000,000.00      35,625,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  4.9583             5.0833
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.9583             5.0833
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate


     Delinquencies                            1-30              31-60

     Number of Accounts                           229,003             59,159
     Balance of Accounts                      564,399,315        161,763,236

     31+Days Delinquency Rate                                        3.4064%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         39,375,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          39,375,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            5.2500000%        83.1684977%
     Principal Allocation Percentage           5.2500000%        83.1684977%
     Finance Charge Collections                574,563.02      10,944,057.57
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   6,116,721.84     116,508,987.43
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  156,291.23       2,976,975.87
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 12,954.87         246,759.47
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     39,375,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group II Information                    Series             Series
     Invested Amount                                 0.00               0.00
     Average Rate                                 0.0000%            0.0000%
     Investor Finance Charge                         0.00               0.00
     Collections
     Investor Principal Collections                  0.00               0.00
     Investor Default Amount Due                     0.00               0.00
     Investor Monthly Interest Due                   0.00               0.00
     Investor Monthly Fees Due                       0.00               0.00
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.80875%
     Investor Monthly Interest Due             190,599.61       3,718,568.36
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               190,599.61       3,718,568.36
     Investor  Default Amount Due              156,291.23       2,976,975.87
     Investor Monthly Fees Due                  61,359.38       1,168,750.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     408,250.22       7,864,294.23
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              11,190,817.05
     Charge Collections
     Interest/Principal/Spread                                        552.39
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.14%
     Base Rate                                                         7.82%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           587,517.89      11,191,369.44
     Monthly Interest Paid                           0.00       3,527,968.75
     Investor Default Amount Paid                    0.00       2,679,278.29
     Excess Spread                             587,517.89       4,984,122.40
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            141,406.35
     Required Amount                                              141,406.35
     ------------------------------------------------------------------------
     Monthly Interest Paid                     190,599.61         190,599.61
     Investor Default Paid                     156,291.23         297,697.59
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,168,750.00
     Excess Finance Charge Collections                          3,327,075.20
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         39,375,000.00     750,000,000.00
     Interest Distribution                     190,599.61       3,718,568.36
     Principal Distribution                          0.00               0.00
     Total Distribution                        190,599.61       3,718,568.36
     Ending Certificate Balance             39,375,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8406
     Certificate
     ------------------------------------------------------------------------
     Interest Distribution Per 1,000               4.8406
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,825             25,405
     Balance of Accounts                      118,361,812         82,677,886

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        151,783,753.46     901,783,753.46
     Amount
     Adjusted Invested /Transferor         151,783,753.46     901,783,753.46
     Amount
     Floating Allocation Percentage           16.8315023%       100.0000000%
     Principal Allocation Percentage          16.8315023%       100.0000000%
     Finance Charge Collections              2,214,840.18      13,158,897.75
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  23,578,895.23     140,087,882.66
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  602,475.43       3,579,451.30
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 49,938.77         296,698.24
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    179,295,123.17     929,295,123.17
     ------------------------------------------------------------------------
     Group II Information                  Group Total
     Invested Amount                       750,000,000.00
     Average Rate                                5.94971%
     Investor Finance Charge                11,190,817.05
     Collections
     Investor Principal Collections        116,508,987.43
     Investor Default Amount Due             2,976,975.87
     Investor Monthly Interest Due           3,718,568.36
     Investor Monthly Fees Due               1,168,750.00
     Investor Additional Amounts Due                 0.00
     ------------------------------------------------------------------------

     Delinquencies                            121+              Total

     Number of Accounts                            35,145            386,537
     Balance of Accounts                      118,449,923   1,045,652,172.46

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   13,824,300,287.34
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,127,945,470.95
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            206,156,064.82
     Total Yield                                   17.51%
     Trust Portfolio Yield                         13.14%
     Principal Collections               2,194,710,161.68
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          15.53%
     Defaults                               56,078,070.42
     Monthly Default Rate                           4.76%
     Net Monthly Default Rate                       4.37%
     Recoveries                              4,648,272.50
     Adjustments                            15,813,540.33
     New Receivables                     2,192,314,890.67
     Ending Principal  Receivables      14,558,956,929.73
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     14,558,956,929.73

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,558,956,929.73
     -----------------------------------------------------
     Delinquencies

     Number of Accounts
     Balance of Accounts

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

Group:                                  Group II
Series:                                 Series 1995-2
Supplement Date:                                15-Nov-95


             MONTHLY STATEMENT

        UNIVERSAL CARD MASTER TRUST
                                          SERIES 1995-2

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-2 Supplement dated as of 11/15/95 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/99 with respect to the performance of the Trust during the month of 11/01/99 to 11/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount            $4.95833333

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount            $4.95833333

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor                $0.00
     Charge Offs

(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                              $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor                   $0.00
     Charge Offs

(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                  $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                             $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount            $5.08333333
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount            $5.08333333
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                  $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                       $0.00



                              C-2

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                       $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                  $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                             $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                  $190,599.61
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                               $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                        $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                    $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                             Title: Servicing Officer

     RECEIVABLES  ---

     Beginning of the Month Principal                     $13,824,300,287.34
     Receivables:
     Beginning of the Month Finance                         $411,682,824.37
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,235,983,111.71
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                      $808,943,524.15
     Additional Finance Charge                               $12,318,458.13
     Receivables:
     Additional Total Receivables:                          $821,261,982.28


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $14,558,956,929.73
     Receivables:
     End of the Month Finance Charge                        $439,671,624.66
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,998,628,554.39
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $3,248,628,554.39
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $161,763,235.62
        61-90 Days Delinquent                               $118,361,812.08
        91+ Days Delinquent                                 $201,127,809.72

        Total 31+ Days Delinquent                           $481,252,857.42

     Defaulted Accounts During the                           $56,078,070.42
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $675,000,000
     Class B Initial Invested Amount         $35,625,000
     Collateral Initial Invested Amount      $39,375,000
     INITIAL INVESTED AMOUNT                                   $750,000,000

     Class A Invested Amount             $675,000,000.00
     Class B Invested Amount              $35,625,000.00
     Collateral Invested Amount           $39,375,000.00
     INVESTED AMOUNT                                           $750,000,000


     Class A Adjusted Invested Amount    $675,000,000.00
     Class B Adjusted Invested Amount     $35,625,000.00
     Collateral Invested Amount           $39,375,000.00
     ADJUSTED INVESTED AMOUNT                                  $750,000,000


     MONTHLY SERVICING FEE                                    $1,168,750.00


     INVESTOR DEFAULT AMOUNT                                  $2,976,975.87


     GROUP II INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               5.94971%
     IN GROUP II

     GROUP II INVESTOR FINANCE CHARGE COLLECTIONS            $11,190,817.05
     GROUP II INVESTOR ADDITIONAL                                     $0.00
     AMOUNTS
     GROUP II INVESTOR DEFAULT AMOUNT                         $2,976,975.87
     GROUP II INVESTOR MONTHLY FEES                           $1,168,750.00
     GROUP II INVESTOR MONTHLY INTEREST                       $3,718,568.36


     SERIES 1995-2 INFORMATION
     SERIES 1995-2 ALLOCATION                                          6.38%
     PERCENTAGE
     SERIES 1995-2 ALLOCABLE FINANCE                         $13,158,897.75
     CHARGE
     COLLECTIONS
     SERIES 1995-2 ADDITIONAL AMOUNTS                                 $0.00
     SERIES 1995-2 ALLOCABLE DEFAULTED                        $3,579,451.30
     AMOUNT
     SERIES 1995-2 MONTHLY FEES                               $1,168,750.00
     SERIES 1995-2 ALLOCABLE PRINCIPAL COLLECTIONS          $140,087,882.66
     SERIES 1995-2 REQUIRED TRANSFEROR                       $52,500,000.00
     AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   83.17%

     INVESTOR FINANCE CHARGE                                 $10,944,057.57
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $2,976,975.87
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $11,190,817.05
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 83.17%
     AVAILABLE PRINCIPAL COLLECTIONS                        $116,508,987.43


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      90.00%

         Class A Floating Percentage      $10,072,287.73
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                           $10,072,287.73

        Class A Monthly Interest           $3,346,875.00
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $2,679,278.29
     TOTAL CLASS A EXCESS SPREAD                              $4,046,134.44

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       4.75%

     CLASS B AVAILABLE FUNDS                                    $531,563.81

        Class B Monthly Interest             $181,093.75
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $350,470.06

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    5.25%

     COLLATERAL AVAILABLE FUNDS                                 $587,517.89
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                             $587,517.89

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $4,984,122.40



                                                    C-6

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Chargeoffs

     Excess Spread Applied to Class B                           $141,406.35
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $190,599.61
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,168,750.00
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $156,291.23
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $3,327,075.20

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $50,708,284.45
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1995-2 EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1995-2

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                                         7.82%
     Base Rate (Prior Month)                                           7.82%
     Base Rate (Two Months Ago)                                        7.83%
     THREE MONTH AVERAGE BASE RATE                                     7.82%

     Series Adj Portfolio Yield (Curr Month)
     NOV : (21  posting days / 5  Mondays)          13.14%

     Series Adj Portfolio Yield (Prior Month)       13.40%
     OCT : (21 posting days / 4 Mondays)

     Series Adj Port Yield (Two Months Ago)
     SEP : (22 posting days / 4  Mondays)          12.46%
     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO
     YIELD                                          13.00%

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                                     90.00%

        Class A Principal Collections    $104,858,088.69

     CLASS B PRINCIPAL PERCENTAGE                                      4.75%

        Class B Principal Collections      $5,534,176.90

     COLLATERAL PRINCIPAL PERCENTAGE                                   5.25%
        Collateral Principal               $6,116,721.84
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $116,508,987.43

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1995-2 PRINCIPAL SHORTFALL                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES



                                                    C-8

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $116,508,987.43
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                              Title: Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1995-3

     Monthly Report                             30-Nov-99
     Distribution Date                          17-Dec-99

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        652,500,000.00      45,000,000.00
     Amount
     Adjusted Invested /Transferor         652,500,000.00      45,000,000.00
     Amount
     Floating Allocation Percentage           87.0000000%         6.0000000%
     Principal Allocation Percentage          87.0000000%         6.0000000%
     Finance Charge Collections              9,521,330.09         656,643.45
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 101,362,819.06       6,990,539.25
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                2,589,969.01         178,618.55
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                214,680.74          14,805.57
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    652,500,000.00      45,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.34313%           6.28688%
     Investor Finance Charge                11,190,817.05      14,921,089.39
     Collections
     Investor Principal Collections        116,508,987.43     155,345,316.57
     Investor Default Amount Due             2,976,975.87       3,969,301.17
     Investor Monthly Interest Due           3,964,453.13       5,239,062.50
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.37625%           6.48625%
     Investor Monthly Interest Due           3,467,085.94         243,234.38
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,467,085.94         243,234.38
     Investor  Default Amount Due            2,589,969.01         178,618.55
     Investor Monthly Fees Due               1,016,812.50          70,125.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                   7,073,867.45         491,977.93
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                         9,871,765.00         680,770.77
     Monthly Interest Paid                   3,467,085.94         243,234.38
     Investor Default Amount Paid            2,589,969.01               0.00
     Excess Spread                           3,814,710.06         437,536.40
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         178,618.55
     Required Amount                                 0.00         178,618.55
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         178,618.55
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        652,500,000.00      45,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            652,500,000.00      45,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Accounts Deposit       3,467,085.94         243,234.38
     2nd Collection Accounts Deposit         3,467,085.94         243,234.38
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         6,934,171.88         486,468.76


     Delinquencies                            1-30              31-60

     Number of Accounts                           229,003             59,159
     Balance of Accounts                      564,399,315        161,763,236

     31+Days Delinquency Rate                                        3.4064%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         52,500,000.00     750,000,000.00
     Amount
     Adjusted Invested /Transferor          52,500,000.00     750,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        83.1684977%
     Principal Allocation Percentage           7.0000000%        83.1684977%
     Finance Charge Collections                766,084.03      10,944,057.57
     Total Yield
     Trust Portfolio Yield
     Principal Collections                   8,155,629.12     116,508,987.43
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  208,388.31       2,976,975.87
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 17,273.16         246,759.47
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     52,500,000.00     750,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.65271%           6.15761%
     Investor Finance Charge                14,921,089.39      14,921,089.39
     Collections
     Investor Principal Collections        155,345,316.57     155,345,316.57
     Investor Default Amount Due             3,969,301.17       3,969,301.17
     Investor Monthly Interest Due           4,710,593.75       5,131,343.75
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.80875%
     Investor Monthly Interest Due             254,132.81       3,964,453.13
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               254,132.81       3,964,453.13
     Investor  Default Amount Due              208,388.31       2,976,975.87
     Investor Monthly Fees Due                  81,812.50       1,168,750.00
     Investor Additional Fees Due                   0.00               0.00
     Total                                     544,333.62       8,110,179.00
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              11,346,179.55
     Charge Collections
     Interest/Principal/Spread                                        588.80
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.39%
     Base Rate                                                         8.21%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                           794,232.57      11,346,768.35
     Monthly Interest Paid                           0.00       3,710,320.31
     Investor Default Amount Paid                    0.00       2,589,969.01
     Excess Spread                             794,232.57       5,046,479.02
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            178,618.55
     Required Amount                                              178,618.55
     ------------------------------------------------------------------------
     Monthly Interest Paid                     254,132.81         254,132.81
     Investor Default Paid                     208,388.31         387,006.86
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,168,750.00
     Excess Finance Charge Collections                          3,236,589.35
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         52,500,000.00     750,000,000.00
     Interest Distribution                     254,132.81         254,132.81
     Principal Distribution                          0.00               0.00
     Total Distribution                        254,132.81         254,132.81
     Ending Certificate Balance             52,500,000.00     750,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8406
     Certificate
     Interest Distribution Per 1,000               4.8406
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Accounts Deposit                          3,710,320.32
     2nd Collection Accounts Deposit                            3,710,320.31
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            7,420,640.63


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,825             25,405
     Balance of Accounts                      118,361,812         82,677,886

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      6.38%
     Beginning Invested /Transferor        151,783,753.46     901,783,753.46
     Amount
     Adjusted Invested /Transferor         151,783,753.46     901,783,753.46
     Amount
     Floating Allocation Percentage           16.8315023%       100.0000000%
     Principal Allocation Percentage          16.8315023%       100.0000000%
     Finance Charge Collections              2,214,840.18      13,158,897.75
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  23,578,895.23     140,087,882.66
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  602,475.43       3,579,451.30
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 49,938.77         296,698.24
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    179,295,123.17     929,295,123.17
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            35,145            386,537
     Balance of Accounts                      118,449,923   1,045,652,172.46

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   13,824,300,287.34
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,127,945,470.95
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            206,156,064.82
     Total Yield                                   17.51%
     Trust Portfolio Yield                         13.14%
     Principal Collections               2,194,710,161.68
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          15.53%
     Defaults                               56,078,070.42
     Monthly Default Rate                           4.76%
     Net Monthly Default Rate                       4.37%
     Recoveries                              4,648,272.50
     Adjustments                            15,813,540.33
     New Receivables                     2,192,314,890.67
     Ending Principal  Receivables      14,558,956,929.73
     Balance
     Minimum Series Required Balance       802,500,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     14,558,956,929.73

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,558,956,929.73
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.09455%
     Investor Finance Charge                55,954,085.23
     Collections
     Investor Principal Collections        582,544,937.14
     Investor Default Amount Due            14,884,879.37
     Investor Monthly Interest Due          19,045,453.13
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

     Delinquencies

     Number of Accounts
     Balance of Accounts

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

Group:                                  Group 1
Series:                                 Series 1995-3
Supplement Date:                                15-Nov-95


                      MONTHLY STATEMENT

     UNIVERSAL CARD MASTER TRUST
                                        SERIES 1995-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1995-3 Supplement dated as of 11/15/95 (the "Supplement") among UCS, and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1995-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/99 with respect to the performance of the Trust during the month of 11/01/99 to 11/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                   $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                              $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor                   $0.00
     Charge Offs
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                  $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                             $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                  $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                       $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                       $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                  $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                             $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                  $254,132.81
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                               $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                        $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                    $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By:  /s/ Dori Broglino
                                             Name:  Dori Broglino
                                             Title: Servicing Officer

     RECEIVABLES  ---

     Beginning of the Month Principal                     $13,824,300,287.34
     Receivables:
     Beginning of the Month Finance                         $411,682,824.37
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,235,983,111.71
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                      $808,943,524.15
     Additional Finance Charge                               $12,318,458.13
     Receivables:
     Additional Total Receivables:                          $821,261,982.28


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $14,558,956,929.73
     Receivables:
     End of the Month Finance Charge                        $439,671,624.66
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,998,628,554.39
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $3,248,628,554.39
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $161,763,235.62
        61-90 Days Delinquent                               $118,361,812.08
        91+ Days Delinquent                                 $201,127,809.72

        Total 31+ Days Delinquent                           $481,252,857.42

     Defaulted Accounts During the                           $56,078,070.42
     Month





                                                    C-4

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $652,500,000
     Class B Initial Invested Amount         $45,000,000
     Collateral Initial Invested Amount      $52,500,000
     INITIAL INVESTED AMOUNT                                   $750,000,000

     Class A Invested Amount             $652,500,000.00
     Class B Invested Amount              $45,000,000.00
     Collateral Invested Amount           $52,500,000.00
     INVESTED AMOUNT                                           $750,000,000


     Class A Adjusted Invested Amount    $652,500,000.00
     Class B Adjusted Invested Amount     $45,000,000.00
     Collateral Invested Amount           $52,500,000.00
     ADJUSTED INVESTED AMOUNT                                  $750,000,000


     MONTHLY SERVICING FEE                                    $1,168,750.00


     INVESTOR DEFAULT AMOUNT                                  $2,976,975.87


     GROUP 1 INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               6.09455%
     IN GROUP 1

     GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS             $55,954,085.23
     GROUP 1 INVESTOR ADDITIONAL                                      $0.00
     AMOUNTS
     GROUP 1 INVESTOR DEFAULT AMOUNT                         $14,884,879.37
     GROUP 1 INVESTOR MONTHLY FEES                            $5,843,750.00
     GROUP 1 INVESTOR MONTHLY INTEREST                       $19,045,453.13


     SERIES 1995-3  INFORMATION
     SERIES 1995-3  ALLOCATION                                         6.38%
     PERCENTAGE
     SERIES 1995-3  ALLOCABLE FINANCE                        $13,158,897.75
     CHARGE
     COLLECTIONS
     SERIES 1995-3  ADDITIONAL AMOUNTS                                $0.00
     SERIES 1995-3  ALLOCABLE                                 $3,579,451.30
     DEFAULTED AMOUNT
     SERIES 1995-3  MONTHLY FEES                              $1,168,750.00
     SERIES 1995-3  ALLOCABLE PRINCIPAL COLLECTIONS         $140,087,882.66
     SERIES 1995-3  REQUIRED                                 $52,500,000.00
     TRANSFEROR AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   83.17%

     INVESTOR FINANCE CHARGE                                 $10,944,057.57
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $2,976,975.87
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $11,346,179.55
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 83.17%
     AVAILABLE PRINCIPAL COLLECTIONS                        $116,508,987.43


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      87.00%

         Class A Floating Percentage       $9,871,765.00
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                            $9,871,765.00

        Class A Monthly Interest           $3,467,085.94
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $2,589,969.01
     TOTAL CLASS A EXCESS SPREAD                              $3,814,710.06

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       6.00%

     CLASS B AVAILABLE FUNDS                                    $680,770.77

        Class B Monthly Interest             $243,234.38
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $437,536.40

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    7.00%

     COLLATERAL AVAILABLE FUNDS                                 $794,232.57
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                             $794,232.57

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $5,046,479.02

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Charge
     Offs
     Excess Spread Applied to Class B                           $178,618.55
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $254,132.81
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,168,750.00
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $208,388.31
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $3,236,589.35

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $50,708,284.45
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1995-3  EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1995-3

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      8.21%                  1
     Base Rate (Prior Month)                        8.21%                  1
     Base Rate (Two Months Ago)                     7.58%                  1
     THREE MONTH AVERAGE BASE RATE                                     8.00%

     Series Adj Portfolio Yield (Curr Month)                          13.39%
     NOV : (21 posting days / 5  Mondays)
     Series Adj Portfolio Yield (PriorMonth)                          13.85%
     OCT : (21 posting days / 4 Mondays)
     Series Adj Port Yield (Two Months Ago)                           12.44%
     SEP : (22 posting days / 4  Mondays)
     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                    13.23%
     YIELD

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                  87.00%

        Class A Principal Collections    $101,362,819.06

     CLASS B PRINCIPAL PERCENTAGE                                      6.00%

        Class B Principal Collections      $6,990,539.25

     COLLATERAL PRINCIPAL PERCENTAGE                                   7.00%
        Collateral Principal               $8,155,629.12
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $116,508,987.43

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1995-3  PRINCIPAL SHORTFALL                               $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $116,508,987.43
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED

                                        UNIVERSAL CARD SERVICES CORP.,
                                            as Servicer

                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                             Title:  Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-1

     Monthly Report                                                30-Nov-99
     Distribution Date                                             17-Dec-99

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             12,403,265.25       1,167,366.14
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 132,043,519.09      12,427,625.33
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,373,905.99         317,544.09
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                279,660.74          26,321.01
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     -----------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.34313%           6.28688%
     Investor Finance Charge                11,190,817.05      14,921,089.39
     Collections
     Investor Principal Collections        116,508,987.43     155,345,316.57
     Investor Default Amount Due             2,976,975.87       3,969,301.17
     Investor Monthly Interest Due           3,964,453.13       5,239,062.50
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     -----------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.31125%           6.44625%
     Investor Monthly Interest Due           4,470,468.75         429,750.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             4,470,468.75         429,750.00
     Investor  Default Amount Due            3,373,905.99         317,544.09
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   9,168,958.07         871,960.76
     -----------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     -----------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        12,819,937.86       1,206,509.15
     Monthly Interest Paid                   4,470,468.75         429,750.00
     Investor Default Amount Paid            3,373,905.99               0.00
     Excess Spread                           4,975,563.12         776,759.15
     -----------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         317,544.09
     Required Amount                                 0.00         317,544.09
     -----------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         317,544.09
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     -----------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     -----------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     -----------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     -----------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,470,468.75         429,750.00
     2nd Collection Accounts Deposit         4,470,468.75         429,750.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         8,940,937.50         859,500.00


     Delinquencies                            1-30              31-60

     Number of Accounts                           229,003             59,159
     Balance of Accounts                      564,399,315        161,763,236

     31+Days Delinquency Rate                                        3.4064%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        83.1684977%
     Principal Allocation Percentage           7.0000000%        83.1684977%
     Finance Charge Collections              1,021,445.37      14,592,076.76
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,874,172.16     155,345,316.57
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  277,851.08       3,969,301.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 23,030.88         329,012.63
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     -----------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.65271%           6.15761%
     Investor Finance Charge                14,921,089.39      14,921,089.39
     Collections
     Investor Principal Collections        155,345,316.57     155,345,316.57
     Investor Default Amount Due             3,969,301.17       3,969,301.17
     Investor Monthly Interest Due           4,710,593.75       5,131,343.75
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     -----------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.80875%
     Investor Monthly Interest Due             338,843.75       5,239,062.50
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               338,843.75       5,239,062.50
     Investor  Default Amount Due              277,851.08       3,969,301.17
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     725,778.16      10,766,697.00
     -----------------------------------------------------

     Reallocated Investor Finance                              15,081,364.39
     Charge Collections
     Interest/Principal/Spread                                        778.13
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.34%
     Base Rate                                                         8.16%
     -----------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,055,695.51      15,082,142.52
     Monthly Interest Paid                           0.00       4,900,218.75
     Investor Default Amount Paid                    0.00       3,373,905.99
     Excess Spread                           1,055,695.51       6,808,017.78
     -----------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            317,544.09
     Required Amount                                              317,544.09
     -----------------------------------------------------
     Monthly Interest Paid                     338,843.75         338,843.75
     Investor Default Paid                     277,851.08         595,395.17
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          4,315,445.52
     -----------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     -----------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     -----------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     -----------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     338,843.75         338,843.75
     Principal Distribution                          0.00               0.00
     Total Distribution                        338,843.75         338,843.75
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8406
     Certificate
     Interest Distribution Per 1,000               4.8406
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,900,218.75
     2nd Collection Accounts Deposit                            4,900,218.75
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            9,800,437.50


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,825             25,405
     Balance of Accounts                      118,361,812         82,677,886

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        202,378,337.95   1,202,378,337.95
     Amount
     Adjusted Invested /Transferor         202,378,337.95   1,202,378,337.95
     Amount
     Floating Allocation Percentage           16.8315023%       100.0000000%
     Principal Allocation Percentage          16.8315023%       100.0000000%
     Finance Charge Collections              2,953,120.24      17,545,197.01
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  31,438,526.98     186,783,843.55
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  803,300.57       4,772,601.74
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 66,585.03         395,597.66
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    239,060,164.23   1,239,060,164.23
     -----------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            35,145            386,537
     Balance of Accounts                      118,449,923   1,045,652,172.46

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   13,824,300,287.34
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,127,945,470.95
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            206,156,064.82
     Total Yield                                   17.51%
     Trust Portfolio Yield                         13.14%
     Principal Collections               2,194,710,161.68
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          15.53%
     Defaults                               56,078,070.42
     Monthly Default Rate                           4.76%
     Net Monthly Default Rate                       4.37%
     Recoveries                              4,648,272.50
     Adjustments                            15,813,540.33
     New Receivables                     2,192,314,890.67
     Ending Principal  Receivables      14,558,956,929.73
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     14,558,956,929.73

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,558,956,929.73
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.09455%
     Investor Finance Charge                55,954,085.23
     Collections
     Investor Principal Collections        582,544,937.14
     Investor Default Amount Due            14,884,879.37
     Investor Monthly Interest Due          19,045,453.13
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------
     Delinquencies

     Number of Accounts
     Balance of Accounts

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

Group:                                  Group 1
Series:                                 Series 1996-1
Supplement Date:                                30-Apr-96


             MONTHLY STATEMENT

        UNIVERSAL CARD MASTER TRUST
                                          SERIES 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/99 with respect to the performance of the Trust during the month of 11/01/99 to 11/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                   $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                              $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor                   $0.00
     Charge Offs
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                  $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                             $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount            $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class B
     Certificates, per $1,000 original
     certificate principal amount                  $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                       $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                       $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                  $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                             $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                  $338,843.75
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                               $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                        $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                    $0.00

                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By:  /s/ DoriBroglino
                                             Name: Dori Broglino
                                             Title: Servicing Officer

                                                    C-3

     RECEIVABLES  ---

     Beginning of the Month Principal                     $13,824,300,287.34
     Receivables:
     Beginning of the Month Finance                         $411,682,824.37
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,235,983,111.71
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                      $808,943,524.15
     Additional Finance Charge                               $12,318,458.13
     Receivables:
     Additional Total Receivables:                          $821,261,982.28


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $14,558,956,929.73
     Receivables:
     End of the Month Finance Charge                        $439,671,624.66
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,998,628,554.39
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $3,248,628,554.39
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $161,763,235.62
        61-90 Days Delinquent                               $118,361,812.08
        91+ Days Delinquent                                 $201,127,809.72

        Total 31+ Days Delinquent                           $481,252,857.42

     Defaulted Accounts During the                           $56,078,070.42
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $850,000,000
     Class B Initial Invested Amount         $80,000,000
     Collateral Initial Invested Amount      $70,000,000
     INITIAL INVESTED AMOUNT                                 $1,000,000,000

     Class A Invested Amount             $850,000,000.00
     Class B Invested Amount              $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     INVESTED AMOUNT                                         $1,000,000,000


     Class A Adjusted Invested Amount    $850,000,000.00
     Class B Adjusted Invested Amount     $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     ADJUSTED INVESTED AMOUNT                                $1,000,000,000


     MONTHLY SERVICING FEE                                    $1,558,333.33


     INVESTOR DEFAULT AMOUNT                                  $3,969,301.17


     GROUP 1 INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               6.09455%
     IN GROUP 1

     GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS             $55,954,085.23
     GROUP 1 INVESTOR ADDITIONAL                                      $0.00
     AMOUNTS
     GROUP 1 INVESTOR DEFAULT AMOUNT                         $14,884,879.37
     GROUP 1 INVESTOR MONTHLY FEES                            $5,843,750.00
     GROUP 1 INVESTOR MONTHLY INTEREST                       $19,045,453.13


     SERIES 1996-1 INFORMATION
     SERIES 1996-1 ALLOCATION                                          8.51%
     PERCENTAGE
     SERIES 1996-1 ALLOCABLE FINANCE                         $17,545,197.01
     CHARGE
     COLLECTIONS
     SERIES 1996-1 ADDITIONAL AMOUNTS                                 $0.00
     SERIES 1996-1 ALLOCABLE DEFAULTED                        $4,772,601.74
     AMOUNT
     SERIES 1996-1 MONTHLY FEES                               $1,558,333.33
     SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS          $186,783,843.55
     SERIES 1996-1 REQUIRED TRANSFEROR                       $70,000,000.00
     AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   83.17%

     INVESTOR FINANCE CHARGE                                 $14,592,076.76
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $3,969,301.17
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $15,081,364.39
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 83.17%
     AVAILABLE PRINCIPAL COLLECTIONS                        $155,345,316.57


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      85.00%

         Class A Floating Percentage      $12,819,937.86
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                           $12,819,937.86

        Class A Monthly Interest           $4,470,468.75
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $3,373,905.99
     TOTAL CLASS A EXCESS SPREAD                              $4,975,563.12

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       8.00%

     CLASS B AVAILABLE FUNDS                                  $1,206,509.15

        Class B Monthly Interest             $429,750.00
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $776,759.15

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    7.00%

     COLLATERAL AVAILABLE FUNDS                               $1,055,695.51
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                           $1,055,695.51

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $6,808,017.78



                                                    C-6

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Charge
     Offs
     Excess Spread Applied to Class B                           $317,544.09
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $338,843.75
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,558,333.33
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $277,851.08
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $4,315,445.52

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $50,708,284.45
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1996-1

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      8.16%                  1
     Base Rate (Prior Month)                        8.15%                  1
     Base Rate (Two Months Ago)                     7.52%                  1
     THREE MONTH AVERAGE BASE RATE                                     7.94%

     Series Adj Portfolio Yield (Curr Month)                          13.34%
     NOV : (21 posting days / 5 Mondays)
     Series Adj Portfolio Yield (Prior Month)                         13.79%
     OCT : (21 posting days / 4 Mondays)
     Series Adj Port Yield (Two Months  Ago)                          12.38%
     SEP : (22 posting days / 4 Mondays)

     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                    13.17%
     YIELD

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                                     85.00%

        Class A Principal Collections    $132,043,519.09

     CLASS B PRINCIPAL PERCENTAGE                                      8.00%

        Class B Principal Collections     $12,427,625.33

     COLLATERAL PRINCIPAL PERCENTAGE                                   7.00%
        Collateral Principal              $10,874,172.16
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $155,345,316.57

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1996-1 PRINCIPAL SHORTFALL                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES



                                     C-8

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $155,345,316.57
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                             Title: Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1996-3

     Monthly Report                             30-Nov-99
     Distribution Date                          17-Dec-99

     Monthly Trust Activity                  Class A           Class B

     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             12,403,265.25       1,167,366.14
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 132,043,519.09      12,427,625.33
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,373,905.99         317,544.09
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                279,660.74          26,321.01
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.34313%           6.28688%
     Investor Finance Charge                11,190,817.05      14,921,089.39
     Collections
     Investor Principal Collections        116,508,987.43     155,345,316.57
     Investor Default Amount Due             2,976,975.87       3,969,301.17
     Investor Monthly Interest Due           3,964,453.13       5,239,062.50
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             5.62000%           5.82000%
     Investor Monthly Interest Due           3,980,833.33         388,000.00
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             3,980,833.33         388,000.00
     Investor  Default Amount Due            3,373,905.99         317,544.09
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   8,679,322.66         830,210.76
     ------------------------------------------------------------------------

     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        12,390,511.43       1,164,231.65
     Monthly Interest Paid                   3,980,833.33         388,000.00
     Investor Default Amount Paid            3,373,905.99               0.00
     Excess Spread                           5,035,772.10         776,231.65
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         317,544.09
     Required Amount                                 0.00         317,544.09
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         317,544.09
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                  12,075,194.44       1,176,933.33
     Principal Distribution                          0.00               0.00
     Total Distribution                     12,075,194.44       1,176,933.33
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                 14.2061            14.7117
     Certificate
     Interest Distribution Per 1,000              14.2061            14.7117
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,113,527.78         400,933.33
     2nd Collection Accounts Deposit         3,980,833.33         388,000.00
     3rd Collection Accounts Deposit         3,980,833.33         388,000.00
     Quarterly Interest Distribution        12,075,194.44       1,176,933.33


     Delinquencies                            1-30              31-60

     Number of Accounts                           229,003             59,159
     Balance of Accounts                      564,399,315        161,763,236

     31+Days Delinquency Rate                                        3.4064%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        83.1684977%
     Principal Allocation Percentage           7.0000000%        83.1684977%
     Finance Charge Collections              1,021,445.37      14,592,076.76
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,874,172.16     155,345,316.57
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  277,851.08       3,969,301.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 23,030.88         329,012.63
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.65271%           6.15761%
     Investor Finance Charge                14,921,089.39      14,921,089.39
     Collections
     Investor Principal Collections        155,345,316.57     155,345,316.57
     Investor Default Amount Due             3,969,301.17       3,969,301.17
     Investor Monthly Interest Due           4,710,593.75       5,131,343.75
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     ------------------------------------------------------------------------
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.85875%
     Investor Monthly Interest Due             341,760.42       4,710,593.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               341,760.42       4,710,593.75
     Investor  Default Amount Due              277,851.08       3,969,301.17
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     728,694.83      10,238,228.25
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              14,552,895.64
     Charge Collections
     Interest/Principal/Spread                                     20,550.13
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  12.72%
     Base Rate                                                         7.52%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,018,702.70      14,573,445.77
     Monthly Interest Paid                           0.00       4,368,833.33
     Investor Default Amount Paid                    0.00       3,373,905.99
     Excess Spread                           1,018,702.70       6,830,706.45
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            317,544.09
     Required Amount                                              317,544.09
     ------------------------------------------------------------------------
     Monthly Interest Paid                     341,760.42         341,760.42
     Investor Default Paid                     277,851.08         595,395.17
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          4,335,217.52
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     341,760.42      13,593,888.19
     Principal Distribution                          0.00               0.00
     Total Distribution                        341,760.42      13,593,888.19
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.8823
     Certificate
     Interest Distribution Per 1,000               4.8823
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,514,461.11
     2nd Collection Accounts Deposit                            4,368,833.33
     3rd Collection Accounts Deposit                            4,368,833.33
     Quarterly Interest Distribution                           13,252,127.77


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,825             25,405
     Balance of Accounts                      118,361,812         82,677,886

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        202,378,337.95   1,202,378,337.95
     Amount
     Adjusted Invested /Transferor         202,378,337.95   1,202,378,337.95
     Amount
     Floating Allocation Percentage           16.8315023%       100.0000000%
     Principal Allocation Percentage          16.8315023%       100.0000000%
     Finance Charge Collections              2,953,120.24      17,545,197.01
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  31,438,526.98     186,783,843.55
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  803,300.57       4,772,601.74
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 66,585.03         395,597.66
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    239,060,164.23   1,239,060,164.23
     ------------------------------------------------------------------------

     Delinquencies                            121+              Total

     Number of Accounts                            35,145            386,537
     Balance of Accounts                      118,449,923   1,045,652,172.46

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                   Trust
                                             Totals
     Beginning Principal  Receivables   13,824,300,287.34
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,127,945,470.95
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            206,156,064.82
     Total Yield                                   17.51%
     Trust Portfolio Yield                         13.14%
     Principal Collections               2,194,710,161.68
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          15.53%
     Defaults                               56,078,070.42
     Monthly Default Rate                           4.76%
     Net Monthly Default Rate                       4.37%
     Recoveries                              4,648,272.50
     Adjustments                            15,813,540.33
     New Receivables                     2,192,314,890.67
     Ending Principal  Receivables      14,558,956,929.73
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     14,558,956,929.73

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,558,956,929.73
     -----------------------------------
                                        ------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.09455%
     Investor Finance Charge                55,954,085.23
     Collections
     Investor Principal Collections        582,544,937.14
     Investor Default Amount Due            14,884,879.37
     Investor Monthly Interest Due          19,045,453.13
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     -----------------------------------------------------

     Delinquencies

     Number of Accounts
     Balance of Accounts

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

Group:                                  Group 1
Series:                                 Series 1996-3
Supplement Date:                                17-Sep-96


             MONTHLY STATEMENT

        UNIVERSAL CARD MASTER TRUST
                                          SERIES 1996-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-3 Supplement dated as of 9/17/96 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-3 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/99 with respect to the performance of the Trust during the month of 11/01/99 to 11/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                              $14.20611111

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                              $14.20611111

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor Charge
     Offs                                                             $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.71166663
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                              $14.71166663
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $341,760.42
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00


                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer

                                        By: /s/  Dori Broglino
                                             Name:  Dori Broglino
                                             Title:  Servicing Officer

     RECEIVABLES  ---

     Beginning of the Month Principal                     $13,824,300,287.34
     Receivables:
     Beginning of the Month Finance                         $411,682,824.37
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,235,983,111.71
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                      $808,943,524.15
     Additional Finance Charge                               $12,318,458.13
     Receivables:
     Additional Total Receivables:                          $821,261,982.28


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $14,558,956,929.73
     Receivables:
     End of the Month Finance Charge                        $439,671,624.66
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,998,628,554.39
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $3,248,628,554.39
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $161,763,235.62
        61-90 Days Delinquent                               $118,361,812.08
        91+ Days Delinquent                                 $201,127,809.72

        Total 31+ Days Delinquent                           $481,252,857.42

     Defaulted Accounts During the                           $56,078,070.42
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $850,000,000
     Class B Initial Invested Amount         $80,000,000
     Collateral Initial Invested Amount      $70,000,000
     INITIAL INVESTED AMOUNT                                 $1,000,000,000

     Class A Invested Amount             $850,000,000.00
     Class B Invested Amount              $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     INVESTED AMOUNT                                         $1,000,000,000


     Class A Adjusted Invested Amount    $850,000,000.00
     Class B Adjusted Invested Amount     $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     ADJUSTED INVESTED AMOUNT                                $1,000,000,000


     MONTHLY SERVICING FEE                                    $1,558,333.33


     INVESTOR DEFAULT AMOUNT                                  $3,969,301.17


     GROUP 1 INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               6.09455%
     IN GROUP 1

     GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS             $55,954,085.23
     GROUP 1 INVESTOR ADDITIONAL                                      $0.00
     AMOUNTS
     GROUP 1 INVESTOR DEFAULT AMOUNT                         $14,884,879.37
     GROUP 1 INVESTOR MONTHLY FEES                            $5,843,750.00
     GROUP 1 INVESTOR MONTHLY INTEREST                       $19,045,453.13


     SERIES 1996-3 INFORMATION
     SERIES 1996-3 ALLOCATION                                          8.51%
     PERCENTAGE
     SERIES 1996-3 ALLOCABLE FINANCE                         $17,545,197.01
     CHARGE
     COLLECTIONS
     SERIES 1996-3 ADDITIONAL AMOUNTS                                 $0.00
     SERIES 1996-3 ALLOCABLE DEFAULTED                        $4,772,601.74
     AMOUNT
     SERIES 1996-3 MONTHLY FEES                               $1,558,333.33
     SERIES 1996-3 ALLOCABLE PRINCIPAL COLLECTIONS          $186,783,843.55
     SERIES 1996-3 REQUIRED TRANSFEROR                       $70,000,000.00
     AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   83.17%

     INVESTOR FINANCE CHARGE                                 $14,592,076.76
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $3,969,301.17
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $14,552,895.64
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 83.17%
     AVAILABLE PRINCIPAL COLLECTIONS                        $155,345,316.57


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      85.00%

         Class A Floating Percentage      $12,390,511.43
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                           $12,390,511.43

        Class A Monthly Interest           $3,980,833.33
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $3,373,905.99
     TOTAL CLASS A EXCESS SPREAD                              $5,035,772.10

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       8.00%

     CLASS B AVAILABLE FUNDS                                  $1,164,231.65

        Class B Monthly Interest             $388,000.00
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $776,231.65

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    7.00%

     COLLATERAL AVAILABLE FUNDS                               $1,018,702.70
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                           $1,018,702.70

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $6,830,706.45

     Excess Spread Applied to Class A                                 $0.00
     Required Amount
     Excess Spread Applied to Class A                                 $0.00
     Investor Charge
     Offs
     Excess Spread Applied to Class B                           $317,544.09
     Required Amount
     Excess Spread Applied to                                         $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                                   $341,760.42
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,558,333.33
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $277,851.08
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $4,335,217.52

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $50,708,284.45
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1996-3 EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1996-3

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to Unpaid Monthly Servicing Fee

                              C-7

     Excess Finance Charge Collections                                $0.00
     Applied to Collateral Default Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      7.52%                  1
     Base Rate (Prior Month)                        7.52%                  1
     Base Rate (Two Months Ago)                     7.71%                  1
     THREE MONTH AVERAGE BASE RATE                                     7.58%

     Series Adj Portfolio Yield (Curr              12.72%                  1
     Month)
     Series Adj Portfolio Yield (Prior             13.11%                  1
     Month)
     Series Adj Port Yield (Two Months             12.59%                  1
     Ago)
     THREE MONTH AVERAGE SERIESA DJUSTED PORTFOLIO YIELD              12.81%
     PRINCIPAL COLLECTIONS---YIELD
     CLASS A PRINCIPAL PERCENTAGE                                     85.00%

        Class A Principal Collections    $132,043,519.09

     CLASS B PRINCIPAL PERCENTAGE                                      8.00%

        Class B Principal Collections     $12,427,625.33

     COLLATERAL PRINCIPAL PERCENTAGE                                   7.00%
        Collateral Principal              $10,874,172.16
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $155,345,316.57

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1996-3 PRINCIPAL SHORTFALL                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $155,345,316.57
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                             Title: Servicing Officer

     Universal Bank, N.A.
     Credit Card Asset Backed
     Securities

     Universal Card  Master Trust
     Series 1997-1

     Monthly Report                             30-Nov-99
     Distribution Date                          17-Dec-99

     Monthly Trust Activity                  Class A           Class B

     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor        850,000,000.00      80,000,000.00
     Amount
     Adjusted Invested /Transferor         850,000,000.00      80,000,000.00
     Amount
     Floating Allocation Percentage           85.0000000%         8.0000000%
     Principal Allocation Percentage          85.0000000%         8.0000000%
     Finance Charge Collections             12,403,265.25       1,167,366.14
     Total Yield
     Trust Portfolio Yield
     Principal Collections                 132,043,519.09      12,427,625.33
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                3,373,905.99         317,544.09
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                279,660.74          26,321.01
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                                              0.00
     Charged-Off Principal                           0.00               0.00
     Reimbursed Principal                            0.00               0.00
     Ending Invested/Transferor Amounts    850,000,000.00      80,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1995-3     Series 1996-1
     Invested Amount                       750,000,000.00   1,000,000,000.00
     Average Rate                                6.34313%           6.28688%
     Investor Finance Charge                11,190,817.05      14,921,089.39
     Collections
     Investor Principal Collections        116,508,987.43     155,345,316.57
     Investor Default Amount Due             2,976,975.87       3,969,301.17
     Investor Monthly Interest Due           3,964,453.13       5,239,062.50
     Investor Monthly Fees Due               1,168,750.00       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements            Class A           Class B
     Investor Coupon                             6.16000%           6.35000%
     Investor Monthly Interest Due           4,363,333.33         423,333.33
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due             4,363,333.33         423,333.33
     Investor  Default Amount Due            3,373,905.99         317,544.09
     Investor Monthly Fees Due               1,324,583.33         124,666.67
     Investor Additional Fees Due                   0.00               0.00
     Total                                   9,061,822.66         865,544.09

     ------------------------------------------------------------------------
     Reallocated Investor Finance
     Charge Collections
     Interest/Principal/Spread Investment
     Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield
     Base Rate
     ------------------------------------------------------------------------
     Application of Collections              Class A           Class B
     Available Funds                        12,767,615.84       1,197,891.65
     Monthly Interest Paid                   4,363,333.33         423,333.33
     Investor Default Amount Paid            3,373,905.99               0.00
     Excess Spread                           5,030,376.51         774,558.32
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                      0.00               0.00
     Investor Default Amount Shortfall               0.00         317,544.09
     Required Amount                                 0.00         317,544.09
     ------------------------------------------------------------------------
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00         317,544.09
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid
     Excess Finance Charge Collections
     ------------------------------------------------------------------------
     Reallocated Principal                                              0.00
     Monthly Interest Paid                           0.00               0.00
     Investor Default Paid                           0.00               0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00               0.00
     Principal Charge-Offs                           0.00               0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit
     Principal Funding Account Balance
     ------------------------------------------------------------------------
     Certificates                            Class A           Class B
     Beginning Certificates Balance        850,000,000.00      80,000,000.00
     Interest Distribution                           0.00               0.00
     Principal Distribution                          0.00               0.00
     Total Distribution                              0.00               0.00
     Ending Certificate Balance            850,000,000.00      80,000,000.00
     Pool Factor                              100.000000%        100.000000%
     Total Distribution Per 1,000                  0.0000             0.0000
     Certificate
     Interest Distribution Per 1,000               0.0000             0.0000
     Certificate
     Principal Distribution Per 1,000              0.0000             0.0000
     Certificate

     1st   Collection Account Deposit        4,363,333.33         423,333.33
     2nd Collection Accounts Deposit                 0.00               0.00
     3rd Collection Accounts Deposit                 0.00               0.00
     Quarterly Interest Distribution         4,363,333.33         423,333.33


     Delinquencies                            1-30              31-60

     Number of Accounts                           229,003             59,159
     Balance of Accounts                      564,399,315        161,763,236

     31+Days Delinquency Rate                                        3.4064%

     Change in Account Owner Retained                                0.0000%
     Interest

     Prior Month Account Owner                                       0.0000%
     Retained Interest Factor
     Current Month Account Owner                                     0.0000%
     Retained Interest Factor

     Monthly Trust Activity               CIA Investor         Investor
                                                               Interest
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor         70,000,000.00   1,000,000,000.00
     Amount
     Adjusted Invested /Transferor          70,000,000.00   1,000,000,000.00
     Amount
     Floating Allocation Percentage            7.0000000%        83.1684977%
     Principal Allocation Percentage           7.0000000%        83.1684977%
     Finance Charge Collections              1,021,445.37      14,592,076.76
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  10,874,172.16     155,345,316.57
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  277,851.08       3,969,301.17
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 23,030.88         329,012.63
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal                           0.00
     Charged-Off Principal                           0.00
     Reimbursed Principal                            0.00
     Ending Invested/Transferor Amounts     70,000,000.00   1,000,000,000.00
     ------------------------------------------------------------------------
     Group I Information                  Series 1996-3     Series 1997-1
     Invested Amount                     1,000,000,000.00   1,000,000,000.00
     Average Rate                                5.65271%           6.15761%
     Investor Finance Charge                14,921,089.39      14,921,089.39
     Collections
     Investor Principal Collections        155,345,316.57     155,345,316.57
     Investor Default Amount Due             3,969,301.17       3,969,301.17
     Investor Monthly Interest Due           4,710,593.75       5,131,343.75
     Investor Monthly Fees Due               1,558,333.33       1,558,333.33
     Investor Additional Amounts Due                 0.00               0.00
     Monthly Funding Requirements         CIA Investor          Total
     Investor Coupon                             5.90875%
     Investor Monthly Interest Due             344,677.08       5,131,343.75
     Investor Outstanding Interest Due               0.00               0.00
     Investor Additional Interest Due               0.00               0.00
     Investor Total Interest Due               344,677.08       5,131,343.75
     Investor  Default Amount Due              277,851.08       3,969,301.17
     Investor Monthly Fees Due                 109,083.33       1,558,333.33
     Investor Additional Fees Due                   0.00               0.00
     Total                                     731,611.50      10,658,978.25
     ------------------------------------------------------------------------

     Reallocated Investor Finance                              14,973,645.64
     Charge Collections
     Interest/Principal/Spread                                     40,017.04
     Investment Proceeds/Reserve Draw
     Series Adjusted Portfolio Yield                                  13.25%
     Base Rate                                                         8.03%
     ------------------------------------------------------------------------
     Application of Collections           CIA Investor          Total
     Available Funds                         1,048,155.20      15,013,662.68
     Monthly Interest Paid                           0.00       4,786,666.67
     Investor Default Amount Paid                    0.00       3,373,905.99
     Excess Spread                           1,048,155.20       6,853,090.03
     ------------------------------------------------------------------------
     Monthly Interest Shortfall                                         0.00
     Investor Default Amount Shortfall                            317,544.09
     Required Amount                                              317,544.09
     ------------------------------------------------------------------------
     Monthly Interest Paid                     344,677.08         344,677.08
     Investor Default Paid                     277,851.08         595,395.17
     Investor Additional Amounts Paid                0.00               0.00
     Servicing Fee Paid                                         1,558,333.33
     Excess Finance Charge Collections                          4,354,684.43
     ------------------------------------------------------------------------
     Reallocated Principal                           0.00               0.00
     Monthly Interest Paid
     Investor Default Paid                                              0.00
     ------------------------------------------------------------------------
     Outstanding Monthly Interest                    0.00
     Principal Charge-Offs                           0.00
     ------------------------------------------------------------------------
     Principal Funding
     Controlled Accumulation Amount                  0.00               0.00
     Principal Funding Account Deposit                                  0.00
     Principal Funding Account Balance                                  0.00
     ------------------------------------------------------------------------
     Certificates                         CIA Investor          Total
     Beginning Certificates Balance         70,000,000.00   1,000,000,000.00
     Interest Distribution                     344,677.08         344,677.08
     Principal Distribution                          0.00               0.00
     Total Distribution                        344,677.08         344,677.08
     Ending Certificate Balance             70,000,000.00   1,000,000,000.00
     Pool Factor                              100.000000%
     Total Distribution Per 1,000                  4.9240
     Certificate
     Interest Distribution Per 1,000               4.9240
     Certificate
     Principal Distribution Per 1,000              0.0000
     Certificate

     1st   Collection Account Deposit                           4,786,666.67
     2nd Collection Accounts Deposit                                    0.00
     3rd Collection Accounts Deposit                                    0.00
     Quarterly Interest Distribution                            4,786,666.67


     Delinquencies                            61-90             91-120

     Number of Accounts                            37,825             25,405
     Balance of Accounts                      118,361,812         82,677,886

     31+Days Delinquency Rate                        0.00 CIA Investor
                                                          Interest Reduced
                                                          Margin

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                Transferor           Series
                                            Interest         Allocations
     ------------------------------------------------------------------------
     Beginning Principal  Receivables
     Balance
     Special Funding Account Balance
     Weighted Average Total Principal
     Balance
     Series Allocation Percentage                                      8.51%
     Beginning Invested /Transferor        202,378,337.95   1,202,378,337.95
     Amount
     Adjusted Invested /Transferor         202,378,337.95   1,202,378,337.95
     Amount
     Floating Allocation Percentage           16.8315023%       100.0000000%
     Principal Allocation Percentage          16.8315023%       100.0000000%
     Finance Charge Collections              2,953,120.24      17,545,197.01
     Total Yield
     Trust Portfolio Yield
     Principal Collections                  31,438,526.98     186,783,843.55
     Discount Percentage
     Discount Option Receivable                      0.00               0.00
     Collections
     Monthly Payment Rate
     Defaults                                  803,300.57       4,772,601.74
     Monthly Default Rate
     Net Monthly Default Rate
     Recoveries                                 66,585.03         395,597.66
     Adjustments
     New Receivables
     Ending Principal  Receivables
     Balance
     Minimum Series Required Balance
     Special Funding Account Balance
     Ending Total Principal Balance

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts    239,060,164.23   1,239,060,164.23
     ------------------------------------------------------------------------


     Delinquencies                            121+              Total

     Number of Accounts                            35,145            386,537
     Balance of Accounts                      118,449,923   1,045,652,172.46

     31+Days Delinquency Rate

     Change in Account Owner Retained
     Interest

     Prior Month Account Owner
     Retained Interest Factor
     Current Month Account Owner
     Retained Interest Factor

     Monthly Trust Activity                   Trust
                                             Totals
     -----------------------------------------------------
     Beginning Principal  Receivables   13,824,300,287.34
     Balance
     Special Funding Account Balance                 0.00
     Weighted Average Total Principal   14,127,945,470.95
     Balance
     Series Allocation Percentage
     Beginning Invested /Transferor
     Amount
     Adjusted Invested /Transferor
     Amount
     Floating Allocation Percentage
     Principal Allocation Percentage
     Finance Charge Collections            206,156,064.82
     Total Yield                                   17.51%
     Trust Portfolio Yield                         13.14%
     Principal Collections               2,194,710,161.68
     Discount Percentage                            0.00%
     Discount Option Receivable                      0.00
     Collections
     Monthly Payment Rate                          15.53%
     Defaults                               56,078,070.42
     Monthly Default Rate                           4.76%
     Net Monthly Default Rate                       4.37%
     Recoveries                              4,648,272.50
     Adjustments                            15,813,540.33
     New Receivables                     2,192,314,890.67
     Ending Principal  Receivables      14,558,956,929.73
     Balance
     Minimum Series Required Balance     1,070,000,000.00
     Special Funding Account Balance                 0.00
     Ending Total Principal Balance     14,558,956,929.73

     Reallocated Principal
     Charged-Off Principal
     Reimbursed Principal
     Ending Invested/Transferor Amounts 14,558,956,929.73
     -----------------------------------------------------
     Group I Information                   Group Total
     Invested Amount                     3,750,000,000.00
     Average Rate                                6.09455%
     Investor Finance Charge                55,954,085.23
     Collections
     Investor Principal Collections        582,544,937.14
     Investor Default Amount Due            14,884,879.37
     Investor Monthly Interest Due          19,045,453.13
     Investor Monthly Fees Due               5,843,750.00
     Investor Additional Amounts Due                 0.00
     Monthly Funding Requirements
     Investor Coupon
     Investor Monthly Interest Due           5,131,343.75
     Investor Outstanding Interest Due
     Investor Additional Interest Due
     Investor Total Interest Due
     Investor  Default Amount Due            3,969,301.17
     Investor Monthly Fees Due               1,558,333.33
     Investor Additional Fees Due                    0.00
     Total                                  16,180,002.73
     -----------------------------------------------------

Group:                                  Group 1
Series:                                 Series 1997-1
Supplement Date:                                14-May-97


             MONTHLY STATEMENT

        UNIVERSAL CARD MASTER TRUST


     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A., as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1997-1 Supplement dated as of 5/14/97 (the "Supplement") among UCS, Universal Bank, N.A. and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1997-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of 12/17/99 with respect to the performance of the Trust during the month of 11/01/99 to 11/30/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

 A)  Information regarding
     distribution in
     respect of the Class A
     Certificates
     per $1,000 original certificate
     principal amount.

(1)  The total amount of the
     distribution in respect of Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     A
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000

 B)  Class A Investor Charge Offs and
     Reimbursement of Charge Offs
(1)  The amount of Class A Investor
     Charge Offs                                                      $0.00
(2)  The amount of Class A Investors
     Charge Offs set forth in
     paragraph 1
     above, per $1,000 original
     certificate
     principal amount                                                 $0.00
(3)  The total amount reimbursed in
     respect of Class A Investor
     Charge Offs
                                                                      $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class A Certificates exceeds the
     Class
     A Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

 C)  Information regarding
     distributions in
     respect of the Class B
     Certificates,
     per $1,000 original certificate
     principal amount
(1)  The total amount of the
     distribution in respect of Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(2)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     certificate principal amount                               $0.00000000
(3)  The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class
     B
     Certificates, per $1,000 original
     certificate principal amount                                     $0.00

 D)  Amount of reductions in Class B
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount
(1)  The amount of reductions in Class
     B Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Class B Invested Amount                                          $0.00

(2)  The amount of reductions in
     the Class B Invested Amount set
     forth
     in paragraph 1 above, per $1,000
     original certificate principal                                   $0.00
     amount
(3)  The total amount reimbursed in
     respect of such reductions in the
     Class B Invested Amount                                          $0.00
(4)  The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                                     $0.00
(5)  The amount, if any, by which the
     outstanding principal balance of
     the
     Class B Certificates exceeds the
     Class
     B Invested Amount after giving
     effect
     to all transactions on such
     Distribution Date                                                $0.00

E)   Information regarding certain
     distributions to the Collateral
     Interest Holder
(1)  The amount distributed to the
     SERIES 1997-1
     Collateral Interest Holder in
     respect
     of interest on the Collateral
     Invested
     Amount                                                     $344,677.08
(2)  The amount distributed to the
     Collateral Interest Holder in
     respect
     of principal on the Collateral
     Invested Amount                                                  $0.00

 F)  Amount of reductions in Collateral
     Invested Amount pursuant to
     clauses
     (c), (d), and (e) of the
     definition of
     Collateral Invested Amount
(1)  The amount of reductions in the
     Collateral Invested Amount
     pursuant to
     clauses (c), (d), and (e) of the
     definition of Collateral Invested
     Amount                                                           $0.00
(2)  The total amount reimbursed in
     respect of such reductions in the
     Collateral Invested Amount                                       $0.00


                                        UNIVERSAL CARD SERVICES CORP.,
                                           Servicer
                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                             Title: Servicing Officer

     RECEIVABLES  ---

     Beginning of the Month Principal                     $13,824,300,287.34
     Receivables:
     Beginning of the Month Finance                         $411,682,824.37
     Charge Receivables:
     Beginning of the Month Discounted                                $0.00
     Receivables:
     Beginning of the Month Premium                                   $0.00
     Receivables:
     Beginning of the Month Total                         $14,235,983,111.71
     Receivables:


     Removed Principal Receivables:                                   $0.00
     Removed Finance Charge                                           $0.00
     Receivables:
     Removed Total Receivables:                                       $0.00


     Additional Principal Receivables:                      $808,943,524.15
     Additional Finance Charge                               $12,318,458.13
     Receivables:
     Additional Total Receivables:                          $821,261,982.28


     Discounted Receivables Generated                                 $0.00
     this Period:
     Premium Receivables Generated                                    $0.00
     this Period:
     End of the Month Principal                           $14,558,956,929.73
     Receivables:
     End of the Month Finance Charge                        $439,671,624.66
     Receivables:
     End of the Month Discounted                                      $0.00
     Receivables:
     End of the Month Premium                                         $0.00
     Receivables:
     End of the Month Total                               $14,998,628,554.39
     Receivables:


     Special Funding Account Balance                                  $0.00
     Aggregate Invested Amount (all                       $11,750,000,000.00
     Master Trust Series)

     End of the Month Total Transferor                    $3,248,628,554.39
     Amount


     DELINQUENCIES AND LOSSES ---
                                                          RECEIVABLES
     End of the Month Delinquencies:
        31-60 Days Delinquent                               $161,763,235.62
        61-90 Days Delinquent                               $118,361,812.08
        91+ Days Delinquent                                 $201,127,809.72

        Total 31+ Days Delinquent                           $481,252,857.42

     Defaulted Accounts During the                           $56,078,070.42
     Month

     INVESTED AMOUNTS ---

     Class A Initial Invested Amount        $850,000,000
     Class B Initial Invested Amount         $80,000,000
     Collateral Initial Invested Amount      $70,000,000
     INITIAL INVESTED AMOUNT                                 $1,000,000,000

     Class A Invested Amount             $850,000,000.00
     Class B Invested Amount              $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     INVESTED AMOUNT                                         $1,000,000,000


     Class A Adjusted Invested Amount    $850,000,000.00
     Class B Adjusted Invested Amount     $80,000,000.00
     Collateral Invested Amount           $70,000,000.00
     ADJUSTED INVESTED AMOUNT                                $1,000,000,000


     MONTHLY SERVICING FEE                                    $1,558,333.33


     INVESTOR DEFAULT AMOUNT                                  $3,969,301.17


     GROUP 1 INFORMATION


     WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES               6.09455%
     IN GROUP 1

     GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS             $55,954,085.23
     GROUP 1 INVESTOR ADDITIONAL                                      $0.00
     AMOUNTS
     GROUP 1 INVESTOR DEFAULT AMOUNT                         $14,884,879.37
     GROUP 1 INVESTOR MONTHLY FEES                            $5,843,750.00
     GROUP 1 INVESTOR MONTHLY INTEREST                       $19,045,453.13


     SERIES 1997-1 INFORMATION
     SERIES 1997-1 ALLOCATION                                          8.51%
     PERCENTAGE
     SERIES 1997-1 ALLOCABLE FINANCE                         $17,545,197.01
     CHARGE
     COLLECTIONS
     SERIES 1997-1 ADDITIONAL AMOUNTS                                 $0.00
     SERIES 1997-1 ALLOCABLE DEFAULTED                        $4,772,601.74
     AMOUNT
     SERIES 1997-1 MONTHLY FEES                               $1,558,333.33
     SERIES 1997-1 ALLOCABLE PRINCIPAL COLLECTIONS          $186,783,843.55
     SERIES 1997-1 REQUIRED TRANSFEROR                       $70,000,000.00
     AMOUNT
     FLOATING ALLOCATION PERCENTAGE                                   83.17%

     INVESTOR FINANCE CHARGE                                 $14,592,076.76
     COLLECTIONS
     INVESTOR DEFAULT AMOUNT                                  $3,969,301.17
     REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS         $14,973,645.64
     PRINCIPAL ALLOCATIONS PERCENTAGE                                 83.17%
     AVAILABLE PRINCIPAL COLLECTIONS                        $155,345,316.57


     CLASS A  AVAILABLE FUNDS ---

     CLASS A FLOATING PERCENTAGE                                      85.00%

         Class A Floating Percentage      $12,767,615.84
     of Reallocated
         Investor Finance Charge
     Collections
         Other Amounts                             $0.00
     TOTAL CLASS A AVAILABLE FUNDS                           $12,767,615.84

        Class A Monthly Interest           $4,363,333.33
        Class A Servicing Fee (if                  $0.00
     applicable)
        Class A Investor Default Amount    $3,373,905.99
     TOTAL CLASS A EXCESS SPREAD                              $5,030,376.51

     CLASS A REQUIRED AMOUNT                                          $0.00

     CLASS B AVAILABLE FUNDS ---

     CLASS B FLOATING PERCENTAGE                                       8.00%

     CLASS B AVAILABLE FUNDS                                  $1,197,891.65

        Class B Monthly Interest             $423,333.33
        Class B Servicing Fee (if                  $0.00
     applicable)
     TOTAL CLASS B EXCESS SPREAD                                $774,558.32

     COLLATERAL AVAILABLE FUNDS --

     COLLATERAL FLOATING PERCENTAGE                                    7.00%

     COLLATERAL AVAILABLE FUNDS                               $1,048,155.20
        Collateral Interest Servicing                                 $0.00
     Fee (if  applicable)
     TOTAL COLLATERAL EXCESS SPREAD                           $1,048,155.20

     EXCESS SPREAD ---

     TOTAL EXCESS SPREAD                                      $6,853,090.03





                                                    C-6


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


     Excess Spread Applied to Class A              $0.00
     Required Amount
     Excess Spread Applied to Class A              $0.00
     Investor Charge
     Offs
     Excess Spread Applied to Class B        $317,544.09
     Required Amount
     Excess Spread Applied to                      $0.00
     Reductions of Class B
     Invested Amount pursuant to
     clauses (c), (d) and (e)

     Excess Spread Applied to                $344,677.08
     Collateral Monthly
     Interest
     Excess Spread Applied to Unpaid                          $1,558,333.33
     Monthly
     Servicing Fee
     Excess Spread Applied Collateral                           $277,851.08
     Default Amount
     Excess Spread Applied to                                         $0.00
     Reductions of
     Collateral Invested Amount
     Pursuant to Clauses
     (c), (d) and (e)
     Excess Spread Applied to Reserve                                 $0.00
     Account
     Excess Spread Applied to Other                                   $0.00
     Amounts Owed to
     Collateral Interest Holder

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
     FOR OTHER EXCESS ALLOCATION SERIES                       $4,354,684.43

     EXCESS FINANCE CHARGES COLLECTIONS

      TOTAL EXCESS FINANCE CHARGE                            $50,708,284.45
     COLLECTIONS
      FOR ALL ALLOCATION SERIES

     SERIES 1997-1 EXCESS FINANCE CHARGE COLLECTIONS ---

     EXCESS FINANCE CHARGE COLLECTIONS                                $0.00
     ALLOCATED TO SERIES 1997-1

     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class A Investor Charge Offs
     Excess Finance Charge Collections                                $0.00
     Applied to
     Class B Required Amount
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Class B Invested
     Amount Pursuant
     to Clauses (c), (d) and (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Monthly Interest
     Excess Finance Charge Collections                                $0.00
     Applied to
     Unpaid Monthly Servicing Fee
     Excess Finance Charge Collections                                $0.00
     Applied to
     Collateral Default Amount

     Excess Finance Charge Collections                                $0.00
     Applied to
     Reductions of Collateral Invested
     Amount
     Pursuant to Clauses (c), (d) and
     (e)
     Excess Finance Charge Collections                                $0.00
     Applied to
     Reserve Account
     Excess Finance Charge Collections                                $0.00
     Applied to
     Other Amounts Owed to Collateral
     Interest Holder

     YIELD AND BASE RATE---

     Base Rate (Current Month)                      8.03%                  1
     Base Rate (Prior Month)                        7.46%                  1
     Base Rate (Two Months Ago)                     7.65%                  1
     THREE MONTH AVERAGE BASE RATE                                     7.71%

     Series Adj Portfolio Yield (Curr Month)                           13.25%
      NOV : (21 posting days / 5 Mondays)

     Series Adj Portfolio Yield (Prior Month)                          13.08%
      OCT : (21 posting days / 4 Mondays)

     Series Adj Port Yield (Two Months  Ago)                           12.49%
      SEP : (22 posting days / 4  Mondays)
     THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                    12.94%
     YIELD

     PRINCIPAL COLLECTIONS---

     CLASS A PRINCIPAL PERCENTAGE                                     85.00%

        Class A Principal Collections    $132,043,519.09

     CLASS B PRINCIPAL PERCENTAGE                                      8.00%

        Class B Principal Collections     $12,427,625.33

     COLLATERAL PRINCIPAL PERCENTAGE                                   7.00%
        Collateral Principal              $10,874,172.16
     Collections

     AVAILABLE PRINCIPAL COLLECTIONS     $155,345,316.57

     REALLOCATED PRINCIPAL COLLECTIONS                                $0.00

     SERIES 1997-1 PRINCIPAL SHORTFALL                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $0.00
     PRINCIPAL SHARING SERIES

     ACCUMULATION ---

     Controlled Accumulation Amount                $0.00
     Deficit Controlled Accumulation               $0.00
     Amount
     CONTROLLED DEPOSIT AMOUNT                                        $0.00

     PRINCIPAL FUNDING ACCOUNT BALANCE                                $0.00

     SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER        $155,345,316.57
     PRINCIPAL SHARING SERIES

     INVESTOR CHARGE OFFS AND
     REIMBURSEMENTS--

     CLASS A INVESTOR CHARGE OFFS                                     $0.00
     REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN               $0.00
     BY PRINCIPAL PAYMENTS)
     REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                  $0.00
     THAN BY PRINCIPAL PAYMENTS)

     PREVIOUS CLASS A CHARGE OFFS                                     $0.00
     REIMBURSED
     PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                      $0.00
     REIMBURSED

     PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                   $0.00
     REIMBURSED


                                        UNIVERSAL CARD SERVICES CORP.,
                                        as Servicer


                                        By:  /s/ Dori Broglino
                                             Name: Dori Broglino
                                             Title: Servicing Officer



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